COST OF SALES	12 Months Ended
Dec. 31, 2023
Cost Of Sales [abstract]
COST OF SALES [Text block]

6. COST OF SALES

	Years ended December 31,
	2023	2022
Site operating costs	309,805	269,822
Transportation costs	30,045	22,472
Changes in inventories of finished goods	(5,546)	7,726
Changes in inventories of ore stockpiles	(16,686)	(14,628)
Production costs	317,618	285,392
Depletion and amortization	56,940	51,982
Cost of sales	374,558	337,374

Site operating costs include personnel costs, non-capitalized waste stripping costs, repair and maintenance costs, consumables, operating supplies and external services. As a result of the acquisition of Cariboo, after March 15, 2023, the financial results of the Company reflect its 87.5% beneficial interest in the Gibraltar mine (Note 4) and financial results before that date reflect the previous 75% interest.